Exhibit 99.2

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Product Revenues Based on New Categories
     (In thousands)

                                                                                    2006
                                                                                    ----
                                                                  Q4           Q3           Q2            Q1
                                                                  --           --           --            --
Loop Access                                                   $51,846       $59,053      $55,426       $43,260
Carrier Systems                                                35,475        50,049       46,369        44,051
Business Networking                                            22,548        23,548       20,501        21,337
                                                         -------------------------------------------------------
                                                             $109,869      $132,650     $122,296      $108,648
Subcategories included in above:
--------------------------------
Broadband Access (included in Carrier Systems)                $14,421       $23,870      $21,491       $21,002
Optical Access (included in Carrier Systems)                    8,857        10,121        9,078         8,424
Internetworking (Netvanta & IP Business Gateway)
   (included in Business Networking)                           10,912         9,162        7,599         8,429
HDSL (does not include T1) (included in Loop Access)           42,880        49,563       45,979        35,664


                                                                                  2005
                                                                                  ----
                                                                 Q4           Q3            Q2            Q1
                                                                 --           --            --            --
Loop Access                                                   $64,039       $68,985      $56,238       $48,550
Carrier Systems                                                56,275        56,543       42,278        35,040
Business Networking                                            20,281        23,642       20,357        20,987
                                                         -------------------------------------------------------
                                                             $140,595      $149,170     $118,873      $104,577
Subcategories included in above:
--------------------------------
Broadband Access (included in Carrier Systems)                $22,913       $25,276      $16,270       $11,053
Optical Access (included in Carrier Systems)                   15,548         9,370        8,476         6,491
Internetworking (Netvanta & IP Business Gateway)
   (included in Business Networking)                            4,867         6,525        7,146         4,692
HDSL (does not include T1) (included in Loop Access)           48,022        53,454       45,128        39,271


                                                                       2004
                                                                       ----
                                                                 Q4           Q3
                                                                 --           --
Loop Access                                                   $55,913       $61,860
Carrier Systems                                                29,671        30,991
Business Networking                                            19,041        22,400
                                                         --------------------------
                                                             $104,625      $115,251
Subcategories included in above:
--------------------------------
Broadband Access (included in Carrier Systems)                $11,450       $11,678
Optical Access (included in Carrier Systems)                    3,815         4,052
Internetworking (Netvanta & IP Business Gateway)
   (included in Business Networking)                            3,206         3,992
HDSL (does not include T1) (included in Loop Access)           45,371        47,317
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